China Water and Drinks Inc.
Unit 07, 6/F Concordia Plaza
1 Science Museum Road
Tsimshatsui, East Kowloon, Hong Kong

March 31, 2008

Re: China Water and Drinks Inc.

Gentlemen:

Reference is made to (i) that Securities Purchase Agreement dated as of January 24, 2008 (the “Securities Purchase Agreement”) by and among China Water and Drinks, Inc (the “Company”), and the buyers parties thereto (the “Buyers”) and (ii) the Escrow Agreement dated as of January 24, 2008 (the “Escrow Agreement”) by and among the Company, Roth Capital Partners LLC (the “Placement Agent”), Goldman Sachs International , as collateral agent (the “Collateral Agent”) and Tristate Title and Escrow, as escrow agent (the “Escrow Agent”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Securities Purchase Agreement.

Section 10(e) of the Securities Purchase Agreement provides that no provision of the Securities Purchase Agreement may be waived or amended except in a written instrument signed by the Company and the holders of at least a marjority of the aggregate principal amount of the Notes (as defined in the Securities Purchase Agreement) issued and issuable under the Securities Purchase Agreement. Section 11.2 of the Escrow Agreement provides that the Escrow Agreement may be amended or modified only in writing and signed by all of the parties thereto.

The undersigned Buyer owns the aggregate principal amount of the Notes listed next to such Buyer’s name on Schedule A hereto.

The undersigned Buyer hereby agrees that (i) Section 4(d) of the Securities Purchase Agreement shall be amended by deleting the words “within two weeks of the Closing Date” in the eighteenth and nineteenth lines thereof and substituting therefor the words “by no later than April 30, 2008” and (ii) Section 8 of the Securities Purchase Agreement shall be amended by deleting the words “Within 45 days of the Closing” in the first line thereof and substituting therefor the words “By no later than April 30, 2008,”.

The Company, the Placement Agent, the Collateral Agent and the Escrow Agent hereby agree that (i) Section 3.2(a) of the Escrow Agreement shall be amended by deleting the words “within forty five (45) days of the Closing Date” in the seventh line thereof and substituting therefor the words “by no later than April 30, 2008” and (ii) Section 3.2(b) of the Escrow Agreement shall be amended by deleting the words “within forty five (45) days of the Closing Date” in the fourth and fifth lines thereof and substituting therefor the words “by April 30, 2008”.

Except as expressly waived or otherwise specifically provided herein, all of the representations, warranties, terms, covenants and conditions of each of the Securities Purchase Agreement and the Escrow Agreement shall remain unamended and unwaived and shall continue to be and shall remain in full force and effect in accordance with their respective terms.

This letter is governed by the laws of the State of New York without giving effect to the conflict of laws rules of any jurisdiction. This letter may be signed in one or more counterparts, each of which shall be deemed and original and all of which, taken together, shall constitute one and the same agreement. Any signature delivered by a party via telecopier shall be deemed to be an original signature hereto.

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Kindly acknowledge receipt of this letter and agreement to the foregoing by executing the enclosed copy of this letter where indicated and returning it to the Company, whereupon it shall become a binding agreement among us as of the date hereof.

Very truly yours,

China Water and Drinks Inc.

By:
Name:
Title:

AGREED AND ACKNOWLEDGED:

GOLDMAN SACHS INTERNATIONAL

By: /s/ Buck Ratchford
Name: Buck Ratchford
Title: Managing Director

Aggregate Principal Amount of Notes Owned and For Which Consent is Given:$25,100,000

AGREED AND ACKNOWLEDGED:

GOLDMAN SACHS INTERNATIONAL, as Collateral Agent under the Escrow Agreement

By: /s/ Buck Ratchford
Name: Buck Ratchford
Title: Managing Director

AGREED AND ACKNOWLEDGED:

ROTH CAPITAL PARTNERS LLC, as Placement Agent under the Escrow Agreement

By: /s/ Mitchell Truelock
Name: Mitchell Truelock

AGREED AND ACKNOWLEDGED:

TRI-STATE TITLE AND ESCROW, as Escrow Agent under the Escrow Agreement

By: /s/ Guy W. Turner
Name: Guy W. Turner
Title: President

Schedule A

Name and Address of Investor	Aggregate Principal Amount of Notes Owned	Percent of Securities and Registrable Securities (1)
Goldman Sachs International 68th Floor, Cheung Kong Center 2 Queens Road Central Hong Kong	$25,100,000	50.2%

(1) Based on a $50,000,000 aggregate principal amount of Notes outstanding.